UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 30, 2025

ORAMED PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

delaware	001-35813	98-0376008
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, Third Floor, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

844-967-2633

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.012	ORMP	The Nasdaq Capital Market, Tel Aviv Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on July 23, 2025, on July 22, 2025, Oramed Pharmaceuticals Inc. (the “Company”) entered into an Option Agreement for the Repurchase of Warrants (the “Option Agreement”) with Scilex Holding Company (“Scilex”) pursuant to which, among other things, the Company granted to Scilex an option to repurchase warrants held by the Company to purchase an aggregate of 6,500,000 shares of Scilex’s common stock, par value $0.0001 per share (the “Scilex Common Stock”) at an exercise price of $0.01 per share (the “Subject Warrants”) in two tranches for an aggregate purchase price of $27,000,000 (the “Warrant Repurchase”), subject to the terms and conditions set forth in the Option Agreement. As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 2025, on September 30, 2025, Scilex repurchased Subject Warrants to purchase 3,130,000 shares of Scilex Common Stock for an aggregate purchase price of $13,000,000, representing the first tranche of the Warrant Repurchase. Prior to such purchase price payment, Scilex delivered to the Company an initial option fee of $750,000 entitling it to acquire the initial tranche of Subject Warrants.

On December 30, 2025, Scilex repurchased the remaining Subject Warrants to purchase 3,370,000 shares of Scilex Common Stock upon delivery to the Company of an aggregate purchase price of $14,000,000 (inclusive of certain prepayments received by the Company), in addition to a payment of an option fee of $750,000 entitling it to acquire the second and final tranche of Subject Warrants.

Collectively, the Company has received aggregate payments from Scilex in respect of the Warrant Repurchase equal to $28,500,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORAMED PHARMACEUTICALS INC.

By:	/s/ Nadav Kidron
Name:	Nadav Kidron
Title:	President and CEO

December 30, 2025